Filed pursuant to Rule 497

File No. 333-217093

Rule 482ad

WhiteHorse Finance, Inc. Prices Offering of Common Stock

NEW YORK, NY, June 27, 2017 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (NASDAQ: WHF; NASDAQ: WHFBL) announced today that it has priced an underwritten primary offering of 2,200,000 shares of its common stock at a public offering price of $13.97 per share, which will result in net proceeds to the Company of approximately $30.2 million. The Company’s investment adviser has agreed to bear a portion of the underwriting discounts and commissions in connection with the offering of shares by the Company, which will result in net proceeds to the Company at or above net asset value per share. The Company is not obligated to repay any of the amounts paid by the investment adviser. In addition, in connection with this proposed offering, two stockholders of the Company, H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P. (the “Bayside Funds”), have granted the underwriters a 30-day option to purchase up to an additional 330,000 shares of common stock to cover overallotments, if any. The shares are expected to be delivered to investors on June 30, 2017, subject to customary closing conditions.

The Company intends to use all or substantially all of the net proceeds from the offering of its common stock to invest primarily in senior secured debt investments in lower middle market companies in accordance with its investment objective and for general corporate purposes. The Company will not receive any proceeds for the sale of shares of its common stock offered by the Bayside Funds.

Deutsche Bank Securities, J.P. Morgan and Baird are acting as joint book-running managers for the offering. BB&T Capital Markets, Oppenheimer & Co. and Wunderlich are acting as co-managers for the offering.

Investors are advised to consider carefully the Company’s investment objectives, risks, charges and expenses before investing. The preliminary prospectus supplement dated June 26, 2017 and the accompanying prospectus dated June 15, 2017, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing either (i) Deutsche Bank Securities Inc., Attention: Prospectus Group, 60 Wall Street, New York, NY 10005-2836 or by e-mailing prospectus.cpdg@db.com or by calling (800) 503-4611, (ii) J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attention: Prospectus Department, or by calling (866) 803-9204 or (iii) Robert W. Baird & Co. Incorporated, Attention: Prospectus Department, 777 East Wisconsin Avenue, Milwaukee, WI 53202 or by emailing syndicate@rwbaird.com; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held lower middle market companies across a broad range of industries. The Company's investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $21 billion of capital under management* across a number of funds focused on the lower middle market.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts

Stuart Aronson

WhiteHorse Finance, Inc.

203-428-3910

saronson@higwhitehorse.com

Edward Giordano

WhiteHorse Finance, Inc.

305-379-2322

egiordano@higwhitehorse.com

Sean Silva

Prosek Partners

212-279-3115

ssilva@prosek.com

Source: WhiteHorse Finance, Inc.

* Based on total capital commitments managed by H.I.G. Capital and affiliates.